UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 2, 2008

Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
000-16844	PECO ENERGY COMPANY (a Pennsylvania corporation) P.O. Box 8699 2301 Market Street Philadelphia, Pennsylvania 19101-8699 (215) 841-4000	23-0970240

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

On October 2, 2008, PECO Energy Company (PECO) issued $300 million aggregate principal amount of its First and Refunding Mortgage Bonds, 5.60% Series due October 15, 2013. See Item 2.03 below for a description of those bonds and related agreements.

Section 2 – Financial Information

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 2, 2008, PECO issued $300 million aggregate principal amount of its First and Refunding Mortgage Bonds, 5.60% Series due October 15, 2013. The bonds were issued pursuant to PECO’s First and Refunding Mortgage, dated as of May 1, 1923, as amended and supplemented and as further amended and supplemented by the One Hundred and Sixth Supplemental Indenture, dated as of September 15, 2008 (Supplemental Indenture). The Bonds were registered under the Securities Act of 1933, as amended, pursuant to a post-effective amendment to an automatic shelf registration statement on Form S-3 (Registration No. 333-146260-07), which became effective upon filing with the Securities and Exchange Commission on December 12, 2007.

The net proceeds of the bonds were used to refinance a portion of a short-term intercompany borrowing of $390 million bearing interest at a rate of 3.75% per annum.

The bonds carry an interest rate of 5.60% per annum, which is payable semi-annually on April 15 and October 15, commencing on April 15, 2009. The bonds are redeemable at any time at PECO’s option at a “make-whole” redemption price calculated as provided in the Supplemental Indenture. A copy of the Supplemental Indenture, which establishes the terms of the bonds, is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

In connection with the issuance of the bonds, Ballard Spahr Andrews & Ingersoll, LLP provided PECO with the legal opinions attached to this report as Exhibit 5.1 and Exhibit 8.1.

A copy of the Underwriting Agreement, dated September 25, 2008, among PECO Inc. and Banc of America Securities LLC, Morgan Stanley and Co. Incorporated and Scotia Capital (USA) Inc., as representatives of the several underwriters named therein, is filed as Exhibit 1.1 to this report.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith and are exhibits to the Registration Statement on Form S-3, Registration No. 333-146260, as noted below:

Exhibit No.	Registration Statement Exhibit No.	Description

1.1	1.1.3

Underwriting Agreement dated September 25, 2008, among PECO Inc. and Banc of America Securities LLC,

Morgan Stanley and Co. Incorporated and Scotia Capital (USA) Inc., as representatives of the several underwriters named therein.

4.1	4.19.2	One Hundred and Sixth Supplemental Indenture dated as of September 15, 2008 from PECO to U.S. Bank National Association, as trustee.

5.1	5.2.2	Exhibit 5 Opinion dated October 2, 2008 of Ballard Spahr Andrews & Ingersoll, LLP.

8.1	8.1.3	Exhibit 8 Opinion dated October 2, 2008 of Ballard Spahr Andrews & Ingersoll, LLP.

* * * * *

This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) PECO’s 2007 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 19; (2) PECO’s Second Quarter 2008 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 12; and (3) other factors discussed in filings with the Securities and Exchange Commission by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PECO ENERGY COMPANY

/s/ Phillip S. Barnett
Phillip S. Barnett
Senior Vice President and Chief Financial Officer
PECO Energy Company

October 2, 2008

EXHIBIT INDEX

Exhibit No.	Registration Statement Exhibit No.	Description

1.1	1.1.3	Underwriting Agreement dated September 25, 2008, among PECO Inc. and Banc of America Securities LLC, Morgan Stanley and Co. Incorporated and Scotia Capital (USA) Inc., as representatives of the several underwriters named therein.

4.1	4.19.2	One Hundred and Sixth Supplemental Indenture dated as of September 15, 2008 from PECO to U.S. Bank National Association, as trustee.

5.1	5.2.2	Exhibit 5 Opinion dated October 2, 2008 of Ballard Spahr Andrews & Ingersoll, LLP.

8.1	8.1.3	Exhibit 8 Opinion dated October 2, 2008 of Ballard Spahr Andrews & Ingersoll, LLP.